Exhibit 99.2

Sunrise of Sunnyvale - Sunnyvale, CA

All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.

Second Quarter 2009 Supplemental Data

Table of Contents

Debt Maturity Schedule	1

Debt Covenants	2-3

Triple-Net, Managed and Loan Portfolio	4-7

Operating Portfolio	8-9

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios	10

Revenue Rollover Schedule	11

Company Development Data	12

Ventas, Inc.

Second Quarter 2009 Supplemental

Debt Maturity Schedule:1

[1]

Dollars in millions; data as of July 29, 2009 and excludes normal monthly principal amortization. The Company’s joint venture partners’ pro rata share of total maturities is approximately $143 million. Reflects Ventas’s ability and intent to extend certain mortgage loans until 2010.

1

Ventas, Inc.

Second Quarter 2009 Supplemental Data

Debt Covenants:

	Credit Facility
	Required	06/30/09
Total Liabilities / Gross Asset Value	Not greater than 60%	33%
Secured Debt / Gross Asset Value	Not greater than 30%	19%
Unsecured Debt / Unencumb. Gross Asset Value	Not greater than 60%	25%
Fixed Charge Coverage	Not less than 1.75x	3.2	x
Unencumbered Interest Coverage	Not less than 2.00x	5.6	x

	Bonds due 2012
	Required	06/30/09
Incurrence of Debt	Not greater than 60%	31%
Incurrence of Secured Debt	Not greater than 40%	10%
Total Unencumbered Assets	Not less than 150%	367%
Consolidated Income Available for Debt Service to Debt Service	Not less than 2.00x	5.4	x

2

Ventas, Inc.

Second Quarter 2009 Supplemental Data

Debt Covenants:

Secured Debt / Gross Asset Value	Unsecured Debt / Unencumbered Gross Asset Value

Fixed Charge Coverage	Unencumbered Interest Coverage

3

Ventas, Inc.

Second Quarter 2009 Supplemental Data

Owned Portfolio - Overview by Type (Dollars in Millions):1

Property Type	Number of Properties	Number of Beds/Units/Square Feet		Number of States/ Provinces	Ventas Investment	Cash Flow Coverage	Occupancy[2]	Annualized NNN Revenue[3]	Annualized Operating Property Revenue[3]	Total Annualized Revenue[3]	Annualized NNN NOI[3]	Annualized Operating Property NOI[3]	Total Annualized NOI[3]
Hospital - Stabilized Triple-Net	40	3,517	Beds	17	$345	2.5x	61.7%	$94	$0	$94	$94	$0	$94
Skilled Nursing - Stabilized Triple-Net	187	22,487	Beds	29	809	2.0x	89.8%	177	0	177	177	0	177
Seniors Housing -Triple-Net	164	16,691	Units	31	2,256	1.3x	87.2%	194	0	194	194	0	194
Seniors Housing - Operating	79	6,513	Units	21	2,033	N/A	87.2%	0	352	352	0	116	116
Medical Office - Stabilized	19	1,046,699	Square Feet	9	224	N/A	93.5%	0	28	28	0	18	18
Medical Office - Lease-Up	3	280,363	Square Feet	3	61	N/A	67.2%	0	6	6	0	3	3
Other - Stabilized Triple-Net	8	122	Beds	1	7	5.2x	N/A	1	0	1	1	0	1

Total	500			45	$5,734	1.8x		$466	$386	$852	$466	$138	$603

								55%	45%	100%	77%	23%	100%

Loan Portfolio - Overview by Investment (Dollars in Millions):1

Borrower	Original Investment	Outstanding Principal	Secured/ Unsecured	Borrower/ Asset Type	Effective Interest Rate	Annualized Revenue[3]
Manor Care	$99	$112	Secured	SNF/ALF	L + 533 bps	$6
HCA	45	50	Unsecured	Hospital	9.2%	4
Emeritus Senior Living	10	10	Secured	Seniors Housing	8.3%	1
Brookdale Senior Living	9	0	Secured	Seniors Housing	L + 700 bps [4]	0
Other - Secured[5]	21	14	Secured	Seniors Housing	N/A	0
Other - Unsecured	19	20	Unsecured	Hospital	8.8%	2

Total	$202	$207				$13

Owned Portfolio - Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Seniors Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	37	7%	5	455	6	771	26	3,304	0	0	0	0
Pennsylvania	34	7%	2	115	6	797	24	1,597	2	111,671	0	0
Massachusetts	34	7%	2	109	26	2,694	6	856	0	0	0	0
Ohio	30	6%	0	0	12	1,626	16	1,152	2	144,497	0	0
Kentucky	29	6%	2	424	27	3,054	0	0	0	0	0	0
Florida	26	5%	6	511	0	0	14	1,452	6	206,521	0	0
Indiana	23	5%	1	59	13	1,873	9	1,001	0	0	0	0
North Carolina	23	5%	1	124	16	1,809	6	438	0	0	0	0
Illinois	22	4%	4	431	1	82	17	2,634	0	0	0	0
Texas	21	4%	7	496	0	0	3	261	3	78,222	8	122
All Other	221	44%	10	793	80	9,781	122	10,509	9	786,151	0	0

Total	500	100%	40	3,517	187	22,487	243	23,204	22	1,327,062	8	122

[1]	Totals may not add due to rounding. Excludes one medical office building currently under development.

[2]	Occupancy shown for Seniors Housing excludes communities in lease-up. Occupancy for triple-net properties is as of 1Q09 and occupancy for operating properties is as of 2Q09.

[3]	Annualized second quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Revenue/NOI reflects Ventas’s portion only for joint venture assets.

[4]	LIBOR floor of 3%. Excludes upfront fee equating to 0.67% per annum.

[5]	Outstanding principal is the approximate carrying value. Effective interest rate is the stated contractual rate.

4

Ventas, Inc.

Second Quarter 2009 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration (Dollars in Millions):1

Investment Type	Owned Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%	Annualized Rent/NOI[2]	%
Seniors Housing	243	$4,289	72%	$546	63%	$310	50%
Skilled Nursing	187	809	14%	177	21%	177	29%
Hospital	40	345	6%	94	11%	94	15%
Medical Office	22	284	5%	34	4%	21	3%
Other	8	7	NM	1	NM	1	NM
Loans	N/A	207	3%	13	1%	13	2%

Total	500	$5,941	100%	$864	100%	$616	100%

Owned and Loan Portfolio - Operator Concentration (Dollars in Millions):1

Operator/Manager	Owned Property Count	Ventas Investment	%	Annualized Rent/ Revenue[2]	%	Annualized Rent/NOI[2]	%
Sunrise Senior Living	79	$2,033	34%	$352	41%	$116	19%
Brookdale Senior Living	84	1,403	24%	122	14%	122	20%
Kindred Healthcare	197	906	15%	242	28%	242	39%
Senior Care	65	621	10%	51	6%	51	8%
Emeritus Senior Living	11	163	3%	16	2%	16	3%
Capital Senior Living	11	158	3%	14	2%	14	2%
Manor Care	N/A	112	2%	6	1%	6	1%
NexCore	4	93	2%	12	1%	7	1%
Formation	11	88	1%	11	1%	11	2%
Greenfield	7	51	1%	6	1%	4	1%
Assisted Living Concepts	8	50	1%	5	1%	5	1%
HCA	N/A	50	1%	4	NM	4	1%
All Other	23	212	4%	23	3%	17	3%

Total	500	$5,941	100%	$864	100%	$616	100%

Owned Portfolio - State/Province Concentration (Dollars in Millions):1

State/Province	Owned Property Count	Annualized Rent/Revenue[2]	%	Annualized Rent/NOI[2]	%
California	37	$109	13%	$77	13%
Illinois	22	88	10%	66	11%
Massachusetts	34	48	6%	42	7%
Ontario	9	47	5%	11	2%
Pennsylvania	34	46	5%	26	4%
New Jersey	11	39	5%	18	3%
Florida	26	37	4%	36	6%
Colorado	14	32	4%	18	3%
Georgia	16	30	4%	18	3%
North Carolina	23	29	3%	22	4%
All Other	274	345	41%	270	45%

Total	500	$852	100%	$603	100%

[1]	Totals may not add due to rounding. NM = not material. Excludes one medical office building currently under development.

[2]	Annualized second quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets.

5

Ventas, Inc.

Second Quarter 2009 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration:1

Revenue:	NOI:

Owned and Loan Portfolio - Operator Concentration:[1]
Revenue:	NOI:

[1]

Annualized second quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets. Totals may not add due to rounding.

6

Ventas, Inc.

Second Quarter 2009 Supplemental Data

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 1st Quarters of 2009 & 2008:1,2,3

Property Type	Number of Properties	Sequential Quarter Comparison						Year-Over-Year Comparison
		1Q09 Cash Flow Coverage		4Q08 Cash Flow Coverage		1Q09 Occupancy	4Q08 Occupancy	1Q09 Cash Flow Coverage		1Q08 Cash Flow Coverage		1Q09 Occupancy	1Q08 Occupancy
Hospital	40	2.5	x	2.5	x	61.7%	59.2%	2.5	x	2.7	x	61.7%	63.9%
Skilled Nursing	186	2.0	x	2.0	x	89.9%	89.3%	2.0	x	2.0	x	89.9%	89.4%
Seniors Housing	163	1.3	x	1.3	x	87.2%	88.0%	1.3	x	1.3	x	87.2%	88.6%
Other	8	5.2	x	5.1	x	N/A	N/A	5.2	x	4.7	x	N/A	N/A

Total	397	1.8	x	1.8	x			1.8	x	1.8	x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 1st Quarter of 2009 and 4th Quarter of 2008:1,2,3

Property Type	Number of Properties	Sequential Quarter Comparison
		1Q09 Cash Flow Coverage		4Q08 Cash Flow Coverage		1Q09 Occupancy	4Q08 Occupancy
Hospital	40	2.5	x	2.5	x	61.7%	59.2%
Skilled Nursing	186	2.0	x	2.0	x	89.9%	89.3%
Seniors Housing	164	1.3	x	1.3	x	87.2%	88.0%
Other	8	5.2	x	5.1	x	N/A	N/A

Total	398	1.8	x	1.8	x

[1]	First quarter 2009 is most recent quarter available.

[2]	Cash flow coverages are for trailing-twelve months or annualized where the Company’s ownership is for a shorter period.

[3]	Excludes all assets sold through 2Q09.

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Ventas, Inc.

Second Quarter 2009 Supplemental Data

Medical Office Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	2Q09	2Q08[4]	2Q09	2Q08[4]	2Q09	2Q08
Number of properties:	19	16	16	16	3	3
Number of square feet:	1,046,699	791,639	791,639	791,639	280,363	260,884
Average occupancy:	93.5%	94.5%	91.8%	94.5%	67.2%	59.0%
Average annual rate per square foot:[5]	$29	$29	$28	$29	$28	$29
Operating revenue:	$7.3	$5.4	$5.3	$5.4	$1.0	$0.9
Less expenses:	2.6	2.1	2.3	2.1	0.3	0.5

Total NOI:	4.7	3.3	3.0	3.3	0.7	0.4
Less Company’s partner’s share:	0.2	0.1	0.0	0.1	0.0	0.2

Ventas NOI:	$4.5	$3.2	$3.0	$3.2	$0.7	$0.2

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	2Q09	1Q09	2Q09	1Q09	2Q09	1Q09
Number of properties:	19	19	19	19	3	2
Number of square feet:	1,046,699	1,046,699	1,046,699	1,046,699	280,363	181,952
Average occupancy:	93.5%	94.8%	93.5%	94.8%	67.2%	61.7%
Average annual rate per square foot:[5]	$29	$29	$29	$29	$28	$37
Operating revenue:	$7.3	$7.3	$7.3	$7.3	$1.0	$1.1
Less expenses:	2.6	2.6	2.6	2.6	0.3	0.5

Total NOI:	4.7	4.7	4.7	4.7	0.7	0.6
Less Company’s partner’s share:	0.2	0.4	0.2	0.4	0.0	0.0

Ventas NOI:	$4.5	$4.3	$4.5	$4.3	$0.7	$0.6

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those MOBs owned for the full period.

[3]	Includes only those MOBs owned in both comparison periods.

[4]	Restated to include two MOBs previously classified as non-operating.

[5]	Average annual rate includes CAM adjustments.

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Ventas, Inc.

Second Quarter 2009 Supplemental Data

Seniors Housing Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	2Q09	2Q08	2Q09	2Q08	2Q09	2Q08
Number of properties:	78	74	74	74	1	5
Number of units:	6,284	5,984	5,984	5,984	229	529
Resident day capacity:	677,131	643,643	643,643	643,643	23,296	56,784
Average resident occupancy:	87.2%	91.0%	87.5%	91.0%	67.9%	63.1%
Average daily rate / resident fees:	$172	$173	$172	$173	$125	$162
Operating revenue:	$101.4	$101.5	$96.9	$101.5	$2.0	$5.8
Less expenses:	67.7	64.7	64.7	64.7	1.8	4.6

Total NOI:	33.7	36.8	32.2	36.8	0.2	1.2
Less Company’s partner’s share:	5.1	4.7	4.9	4.7	0.0	0.2

Ventas NOI:	$28.6	$32.1	$27.3	$32.1	$0.1	$1.0

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	2Q09	1Q09	2Q09	1Q09	2Q09	1Q09
Number of properties:	78	78	78	78	1	1
Number of units:	6,284	6,284	6,284	6,284	229	229
Resident day capacity:	677,131	669,690	677,131	669,690	23,296	23,040
Average resident occupancy:	87.2%	89.0%	87.2%	89.0%	67.9%	63.8%
Average daily rate / resident fees:	$172	$170	$172	$170	$125	$121
Operating revenue:	$101.4	$101.2	$101.4	$101.2	$2.0	$1.8
Less expenses:	67.7	71.1	67.7	71.1	1.8	1.4

Total NOI:	33.7	30.1	33.7	30.1	0.2	0.4
Less Company’s partner’s share:	5.1	4.5	5.1	4.5	0.0	0.1

Ventas NOI:	$28.6	$25.6	$28.6	$25.6	$0.1	$0.3

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.

[2]	Includes only those communities stabilized in both comparison periods.

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Ventas, Inc.

Second Quarter 2009 Supplemental Data

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

Ventas - Kindred Master Lease	Number of Properties	Sequential Quarter Comparison		Year-Over-Year Comparison
		1Q09	4Q08	1Q09	1Q08
1	81	2.3x	2.3x	2.3x	2.4x
2	40	1.9x	2.0x	1.9x	2.1x
3	36	1.9x	1.9x	1.9x	1.8x
4	40	2.3x	2.3x	2.3x	2.4x

Total	197	2.2x	2.2x	2.2x	2.2x

Property Type	Number of Properties	1Q09	4Q08	1Q09	1Q08
Hospitals	38	2.5x	2.5x	2.5x	2.8x
Skilled Nursing Facilities	159	2.0x	2.0x	2.0x	1.9x

Total	197	2.2x	2.2x	2.2x	2.2x

[1]

Coverage reflects the ratio of Kindred’s EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred’s PeopleFirst Rehabilitation Division has been eliminated from purchased ancillary expenses within the Ventas portfolio. First quarter 2009 is most recent quarter available. Excludes all assets sold through 2Q09.

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Ventas, Inc.

Second Quarter 2009 Supplemental Data

Triple-Net and Operating Portfolio Revenue Rollover Schedule Excluding Sunrise Operating Communities:1

	Totals	Lease Rollover Year
		2009	2010	2011	2012	2013	Thereafter
Hospital - Stabilized Triple-Net:
Annualized Revenue	$93.6	—	—	—	—	$46.5	$47.0

Skilled Nursing - Stabilized Triple-Net:
Annualized Revenue	177.3	—	—	—	$2.2	69.9	105.2

Seniors Housing - Stabilized Triple-Net:
Annualized Revenue	193.8	—	—	—	3.2	—	190.5

Medical Office - Stabilized:
Annualized Revenue[2]	27.8	$1.4	$3.2	$3.3	2.6	2.2	15.1

Medical Office - Lease-Up:
Annualized Revenue[2]	4.5	—	—	0.1	0.2	0.2	4.0

Other - Stabilized Triple-Net:
Annualized Revenue	1.0	—	1.0	—	—	—	—

Total:

Annualized Revenue	$497.9	$1.4	$4.2	$3.4	$8.2	$118.8	$361.9

Percent of Total:	100%	0%	1%	1%	2%	24%	73%

[1]	Annualized second quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not add due to rounding.

[2]	Company’s partners’ share has not been eliminated from revenue.

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Ventas, Inc.

Second Quarter 2009 Supplemental Data

Company Development Data:

Status	Property Name	Ventas Ownership %	MSA	Property Type	Number of Residents or Beds/ Units/Square Feet	Actual/Projected Opening Date	Ventas Estimated/Actual Acquisition Date	Total Development Cost[1]	Ventas Fixed Purchase Price (incl. FPAC)[1]	Expected Stabilized Yield
In Lease-up	Sunrise of Thorne Mills on Steeles	80%	Toronto	IL/AL/ALZ	256 Residents / 229 Units / 210,000 SF	September 2007	December 2007	62.8 Cdn	52.7 Cdn	8.0%-8.5%
In Development	Parker II MOB[2]	95%	Denver	MOB	75,087 RSF	November 2009	October 2008	$20.0	N/A	7.5%-7.7%
To Be Acquired	Carroll MOB[2]	90%	Baltimore	MOB	77,242 RSF	December 2009	November 2011	21.0	N/A	8.0%-8.5%

[1]	Dollars in millions.

[2]	Development cost is estimated cost to Ventas, subject to adjustments.

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